Petitioner's Demonstratives

Restem, LLC
v.
Jadi Cell, LLC

Case No. IPR2021-01535

U.S. Patent No. 9,803,176

United States Patent & Trademark Office, Patent Trial & Appeal Board

Hearing: February 10, 2023

Overview Of The Challenged Patent

IPR2021-01535, Paper 1 ("Pet.") at 7-11.

US009803176B2

(12) **United States Patent**
Patel

(10) **Patent No.:** **US 9,803,176 B2**
(45) **Date of Patent:** **Oct. 31, 2017**

(54) **METHODS AND COMPOSITIONS FOR THE CLINICAL DERIVATION OF AN ALLOGENIC CELL AND THERAPEUTIC USES**

(71) Applicant: **Amit Patel**, Salt Lake City, UT (US)

(72) Inventor: **Amit Patel**, Salt Lake City, UT (US)

(*) Notice: Subject to any disclaimer, the term of this patent is extended or adjusted under 35 U.S.C. 154(b) by 0 days.

(21) Appl. No.: **13/732,204**

(22) Filed: **Dec. 31, 2012**

(65) **Prior Publication Data**

US 2013/0216505 A1 Aug. 22, 2013

Related U.S. Application Data

(60) Provisional application No. 61/582,070, filed on Dec. 30, 2011, provisional application No. 61/591,211, filed on Jan. 26, 2012.

(51) **Int. Cl.**

C12N 5/073	(2010.01)
C12N 5/071	(2010.01)
C12N 5/0775	(2010.01)
A61K 35/51	(2015.01)
C12N 5/077	(2010.01)

(52) **U.S. Cl.**

CPC ***C12N 5/0682*** (2013.01); ***A61K 35/51*** (2013.01); ***C12N 5/0605*** (2013.01); ***C12N 5/0653*** (2013.01); ***C12N 5/0654*** (2013.01); ***C12N 5/0655*** (2013.01); ***C12N 5/0657*** (2013.01); ***C12N 5/0665*** (2013.01)

(58) **Field of Classification Search**

CPC C12N 5/0605
USPC 435/325
See application file for complete search history.

(56) **References Cited**

U.S. PATENT DOCUMENTS

5,486,359	A	1/1996	Caplan et al.
6,387,367	B1	5/2002	Davis-Sproul et al.
7,510,873	B2	3/2009	Mistry et al.
7,547,546	B2	6/2009	Davies et al.
2003/0161818	A1	8/2003	Weiss et al.
2010/0216237	A1	8/2010	Ganchas Soares et al.
2011/0312091	A1	12/2011	Zhao et al.

FOREIGN PATENT DOCUMENTS

CN	101890050	11/2010
EP	2540819	6/2011
KR	102009-010957	10/2009
WO	WO 2006/019357 A1	2/2006
WO	WO 2011/038133 A2	3/2011

OTHER PUBLICATIONS

Covas et al., Isolation and culture of umbilical vein mesenchymal stem cells. Brazilian Journal of Medical and Biological Research. vol. 36, No. 9 (2003) pp. 1179-1183.*

Panepucci et al., Comparison of gene expression of umbilical cord vein and bone marrow-derived mesenchymal stem cells. Stem Cells. vol. 22 (2004) pp. 1263-1278.*

Kadivar et al., In vitro cardiomyogenic potential of human umbilical vein-derived mesenchymal stem cells. Biochemical and Biophysical Research Communications. vol. 340 (2006) pp. 639-647.*

Secco et al., Mulitpotent stem cells from umbilical cord: cord is richer than blood!. Stem Cells. vol. 26 (2008) pp. 146-150.*

Conconi et al., Phenotype and differentiation potential of stromal populations obtained from various zones of human umbilical cord: an overview. The Open Tissue Engineering and Regenerative Medicine Journal. vol. 4 (2011) pp. 6-20.*

Park et al., Functional expression of ion channels in mesenchymal stem cells derived from umbilical cord vein. Stem Cells. vol. 25, No. 8 (2007) pp. 2044-2052.*

Koh et al., Implantation of human umbilical cord-derived mesenchymal stem cells as a neuroprotective therapy for ischemic stroke in rats. Brain Research. vol. 1229 (2008) pp. 233-248.*

Freshney, R. Ian, Culture of Animal Cells: A Manual of Basic Technique and Specialized Applications, 6th ed. Hoboken, NJ, John Wiley & Sons, Inc., 2011. Chp 2 & 16, pp. 11-23, 269-278. QH585.2.F74 2010.*

Cao, Fu-Jiang, et al.; "Human umbilical cord mesenchymal stem cells and the treatment of spinal cord injury"; Chinese Medical Journal, Jan. 2009; vol. 122, No. 2, pp. 225-231; see abstract; pp. 226-229.

Qiao, Chun, et al.; "Human mesenchymal stem cells isolated from the umbilical cord"; Cell Biology International 32 (2008) vol. 32, No. 1, pp. 8-15; see abstract: pp. 9 & 10.

Capelli et al, "Minimally Manipulated Whole Human Umbilical Cord is a Rich Source of Clinical-Grade Human Mesenchymal Stromal Cells Expanded in Human Platelet Lysate", Cytotherapy, 2011, vol. 13, pp. 786-801, Informa Healthcare.

Deuse et al, "Immunogenicity and Immunomodulatory Properties of Umbilical Cord Lining Mesenchymal Stem Cells", Cell Transplantation, 2011, pp. 655-667, vol. 20, Cognizant Comm. Corp.

Jeschke et al, "Umbilical Cord Lining Membran and Wharton's Jelly-Derived Mesenchymal Stem Cells: The Similarities and Differences" The Open Tissue Engineering and Regenerative Medicine Journal, 2011, vol. 4, pp. 21-27, XP-002696906.

Kita et al, "Isolation and Characterization of Mesenchumal Stem Cells From the Sub-Amniotic Human Umbilical Cord Lining Membrane", Stem Cells and Development, XP-002696905, Nov. 4, 2010, pp. 11, vol. 19, No. 4, Mary Ann Liebert Inc.

(Continued)

Primary Examiner — Kara Johnson
(74) *Attorney, Agent, or Firm* — Thorpe North and Western, LLP; Todd B. Alder

(57) **ABSTRACT**

Various cells, stem cells, and stem cell components, including associated methods of generating and using such cells are provided. In one aspect, for example, an isolated cell that is capable of self-renewal and culture expansion and is obtained from a subepithelial layer of a mammalian umbilical cord tissue. Such an isolated cell expresses at least three cell markers selected from CD29, CD73, CD90, CD166, SSEA4, CD9, CD44, CD146, or CD105, and does not express at least three cell markers selected from CD45, CD34, CD14, CD79, CD106, CD86, CD80, CD19, CD117, Stro-1, or HLA-DR.

15 Claims, 14 Drawing Sheets

Challenged Patent:

- 9,803,176

Generally, relates to cells obtained from umbilical cord tissue having specified cell markers, and methods of obtaining and culturing such cells.

Petition, Paper 1 ("Pet.") at 7.

Independent Claim 1

1. An isolated cell prepared by a process comprising:

placing a subepithelial layer of a mammalian umbilical cord tissue in direct contact with a growth substrate; and

culturing the subepithelial layer such that the isolated cell from the subepithelial layer is capable of self-renewal and culture expansion,

wherein the isolated cell expresses at least three cell markers selected from the group consisting of CD29, CD73, CD90, CD166, SSEA4, CD9, CD44, CD146, or CD105, and

wherein the isolated cell does not express NANOG and at least five cell markers selected from the group consisting of CD45, CD34, CD14, CD79, CD106, CD86, CD80, CD19, CD117, Stro-1, or HLA-DR.

‘176 Patent Figure 1



UA
UV
UV
WJ
SL
2 mm

Instituted Grounds

Instituted claims: 1-15

Instituted grounds:

GROUND 1: Claims 1-13 and 15 are anticipated by Majore;

GROUND 2: Majore In View Of Mistry Renders Obvious Claim 14;

GROUND 3: Majore alone or in view of Pierantozzi, Rojewski, Merion, and/or Riekstina Renders Obvious Claims 1-13 and 15;

GROUND 4: Majore In View Of Pierantozzi, Rojewski, Merion and Mistry Renders Obvious Claim 14;

GROUND 5: Phan Alone or in Combination With Pierantozzi, Rojewski, Merion, and/or Riekstina Renders Obvious Claims 1-15;

GROUND 6: Kita Alone Or Combination With Pierantozzi, Rojewski, Merion, and/or Riekstina Renders Obvious Claims 1-8, 10-13, and 15;

GROUND 7: Kita In View Of Pierantozzi, Rojewski, Merion, and Mistry Renders Obvious Claim 14;

GROUND 8: Kita In View Of Pierantozzi, Rojewski, Merion, and Majore Renders Obvious Claim 9

IPR2021-01535, Paper 8 ("'Inst. Dec.") at 47.

Claim Construction

All Claims

"isolated cell"; *Pet. at 16-17; POR at 10-12; Pet. Reply at 1-3; PO Sur Reply at 16-18;*

"direct contact"; *Pet. at 18-19; POR at 7-8; Pet. Reply at 3-5; PO Sur Reply at 18-20;*

"culturing the subepithelial layer"; *Pet. at 18-19; POR at 14; Pet. Reply at 5-7;*

"express"/"does not express"/"positive for"; *Pet. at 17-18; POR at 12-14; Pet. Reply at 7-8; PO Sur Reply at 20-21.*

Claim 9

"free of animal components"; *Pet. at 19; POR at 14; Pet. Reply at 8-9.*

“Isolated Cell” Claim Construction

Central Disputes:

(1) Do the claims require a “plurality” or “population” of cells? *POR at 10-12; PO Sur Reply at 16-18*

NO

(2) Do the claims require one or more cells? *Pet. at 16-17; Pet. Reply at 1-3; Inst. at 13.*

YES

"Isolated Cell" Claim Construction

The Board's Preliminary Construction is Consistent With the '176 Patent and the Case Law

add any additional information or explanation. Ex. 1007 ¶¶ 67–68. Given the definition provided in the specification, we interpret "an isolated cell," consistent with Patent Owner's definition, to mean "one or more cells isolated from the subepithelial layer of a mammalian umbilical cord."

Inst. at 13

It should be noted that, as used in this specification and the appended claims, the singular forms "a," and, "the" include plural referents unless the context clearly dictates otherwise. Thus, for example, reference to "a cell" includes one or more of such cells and reference to "the flask" includes reference to one or more of such flasks.

As used herein, the term "isolated cell" refers to a cell that has been isolated from the subepithelial layer of a mammalian umbilical cord.

'176, 6:29-30; 6:32-34, cited in Pet. at 16-17; Pet. Reply at 1-3;

***KCJ Corp. v. Kinetic Concepts, Inc.*, 223 F.3d 1351, 1356 (Fed. Cir. 2000) ("This court has repeatedly emphasized that an indefinite article 'a' or 'an' in patent parlance carries the meaning of 'one or more' in open-ended claims containing the transitional phrase 'comprising'. . . . Unless the claim is specific as to the number of elements, the article 'a' receives a singular interpretation only in rare circumstances when the patentee evinces a clear intent to so limit the article.")**

"Isolated Cell" Claim Construction

The Board's Preliminary Construction is Consistent With the PO's Preliminary Construction

Patent Owner's Construction	Petitioner's Construction
one or more cells isolated from the subepithelial layer of a mammalian umbilical cord.	one or more cells present in a heterogeneous population of cells that expresses at least three cell markers selected from the group consisting of CD29, CD73, CD90, CD166, SSEA4, CD9, CD44, CD146, or CD105, and does not express NANOG and at least five cell markers selected from the group consisting of CD45, CD34, CD14, CD79, CD106, CD86, CD80, CD19, CD117, Stro-1, or HLA-DR.

PO Prelim. Resp. at 16; Ex. 2022 (Burger Dec.) at para. 82.

"Isolated Cell" Claim Construction

PO's current construction of "isolated cell" is contrary to:
(1) the '176 patent definitions;
(2) the Board's preliminary construction; and
(3) PO's preliminary construction

Q. Well, you agree, though -- you agreed earlier that the definition of isolated cell includes one or more cells, correct?
MR. HANSEN: Object to form. Misconstrues testimony.
A. The term an isolated cell refers to -- well, it refers to the many cells that you would get in this case out of -- growing out of the subepithelial layer. Those many cells are individual cells so when one says one or more cells, one is referring to this is the population of many cells that's made up of individual cells.

Burger-Dep. 38:11-41:23 cited in Pet. Rep. at 2

Q. So why would the inventor include an express definition of a cell being one or more if he did not intend to include a single cell in the definition?
MR. HANSEN: Object to form. Calls for speculation.
A. I really could not say what the inventor had in mind.

Burger-Dep. 31:5-12 cited in Pet. Rep. at 2

“Direct Contact” Claim Construction

Central Disputes:

(1) Do the claims recite placing the SL in direct contact “interior side down”? *POR at 7-8; PO Sur Reply at 18-20*

NO

(2) Do the claims recite placing the SL in direct contact without any limit to orientation? *Pet. at 18-19; Pet. Reply at 3-5*

YES

"Direct Contact" Claim Construction

The claims do not recite an orientation: *Pet. Reply. at 3*

1. An isolated cell prepared by a process comprising:
placing a subepithelial layer of a mammalian umbilical cord tissue in direct contact with a growth substrate; and
culturing the subepithelial layer such that the isolated cell from the subepithelial layer is capable of self-renewal and culture expansion,
wherein the isolated cell expresses at least three cell markers selected from the group consisting of CD29, CD73, CD90, CD166, SSEA4, CD9, CD44, CD146, or CD105, and
wherein the isolated cell does not express NANOG and at least five cell markers selected from the group consisting of CD45, CD34, CD14, CD79, CD106, CD86, CD80, CD19, CD117, Stro-1, or HLA-DR.

"Direct Contact" Claim Construction

The Specification is broader than just interior side down: *Pet. Reply. at 3-4*

A variety of techniques can be utilized to extract the isolated cells of the present disclosure from the SL, and any such technique that allows such extraction without significant damage to the cells is considered to be within the present scope. In one aspect, for example, a method of culturing stem cells from the SL of a mammalian umbilical cord can include dissecting the subepithelial layer from the umbilical cord. In one aspect, for example, umbilical cord tissue can be collected and washed to remove blood, Wharton's Jelly, and any other material associated with the SL. For example, in one non-limiting aspect the cord tissue can be washed multiple times in a solution of Phosphate-Buffered Saline (PBS) such as Dulbecco's Phosphate-Buffered Saline (DPBS). In some aspects the PBS can include a platelet lysate (i.e. 10% PRP lysate of platelet lysate). Any remaining Wharton's Jelly or gelatinous portion of the umbilical cord can then be removed and discarded. The remaining umbilical cord tissue (the SL) can then be placed interior side down on a substrate such that an interior side of the SL is in contact with the substrate. An entire dissected umbilical cord with the Wharton's Jelly removed can be placed directly onto the substrate, or the dissected umbilical cord can be cut into smaller sections (e.g. 1-3 mm) and these sections can be placed directly onto the substrate.

'176, 8:34-58.

Following placement of the SL on the substrate, the SL is cultured in a suitable medium. In some aspects it is prefer-

'176, 9:4-6.

"Direct Contact" Claim Construction

The Specification is broader than just interior side down: *Pet. Reply. at 3-4*

the SL is in contact with the substrate. An entire dissected umbilical cord with the Wharton's Jelly removed can be placed directly onto the substrate, or the dissected umbilical cord can be cut into smaller sections (e.g. 1-3 mm) and these sections can be placed directly onto the substrate.

'176, 8:55-58.

Q. So one to three millimeter sections -- those are pretty small. How would these tiny little pieces be oriented on the tissue culture surface?

MR. HANSEN: Object to form. Calls for speculation.

A. I know how I would do it but what the meaning is here -- I don't know whether how I would do it squares with the meaning that they have here of how you place the subepithelial layer. So I really can only say I don't know.

Burger-Dep. 213:25-214:12.

“Direct Contact” Claim Construction

The Specification is broader than just interior side down: *Pet. Reply. at 3-4*

Q. Dr. Burger, we are not talking about mincing, though. We are talking about what the claim says, and the claim says direct contact, right? It doesn't say interior side down, correct?

A. It says a subepithelial layer of the mammalian umbilical cord tissue. I agree if one could engineer an alternative way of putting culture surface, let's say, above the bottom of the culture dish, okay. If you were to put the cells subepithelial layer up and sprinkle them with micro carrier beads that cells like to grow on, I suppose that would work.

Burger-Dep. 236:12-237:23 cited by Pet. Reply at 4

"Direct Contact" Claim Construction

Dr. Burger's understanding of the claims is inconsistent with the '176 specification: *Pet. Reply. at 5*

Dr. Burger	vs.	'176 Patent
Let's contrast that with what the patent describes which is dissecting free the subepithelial layer and placing it in direct contact with the culture surface, the culture substrate. That plastic inside of the flask or culture dish -- and, in the case of the patent, it can't be a flask because you can't place a piece of the dissected umbilical cord with the subepithelial layer showing -- you can't place that on the culture surface in the flask and have it stay there because you are going to move the flask from upright to flat, horizontal.		In one aspect, SL cells can be cultured from a mammalian umbilical cord in a semi-solid PRP Lysate or platelet lysate substrate. Such cells can be cultured directly onto a plastic coated tissue culture flask as has been described elsewhere herein. After a sufficient time in either normoxic or hypoxic
Burger-Dep. 61:20-62:9 cited in Pet. Reply at 5		*'176, 9:60-65 cited in Pet. Reply at 5*

“Culturing the Subepithelial Layer” Claim Construction

Central Disputes:

(1) Do the claims recite growing cells “solely” from the SL? *POR at 14; PO Sur Reply at 18-20*

NO

(2) Do the claims recite “culturing” the SL? *Pet. at 18-19; Pet. Reply at 5-7;*

YES

“Culturing the Subepithelial Layer” Claim Construction

The claims and specification do not require culturing “solely” the SL:

A variety of techniques can be utilized to extract the isolated cells of the present disclosure from the SL, and any such technique that allows such extraction without significant damage to the cells is considered to be within the present scope. In one aspect, for example, a method of culturing stem cells from the SL of a mammalian umbilical cord can include dissecting the subepithelial layer from the umbilical cord. In one aspect, for example, umbilical cord tissue can be collected and washed to remove blood, Wharton’s Jelly, and any other material associated with the SL. For example, in one non-limiting aspect the cord tissue can be washed multiple times in a solution of Phosphate-Buffered Saline (PBS) such as Dulbecco’s Phosphate-Buffered Saline (DPBS). In some aspects the PBS can include a platelet lysate (i.e. 10% PRP lysate of platelet lysate). Any remaining Wharton’s Jelly or gelatinous portion of the umbilical cord can then be removed and discarded. The remaining umbilical cord tissue (the SL) can then be placed interior side down on a substrate such that an interior side of the SL is in contact with the substrate. An entire dissected umbilical cord with the Wharton’s Jelly removed can be placed directly onto the substrate, or the dissected umbilical cord can be cut into smaller sections (e.g. 1-3 mm) and these sections can be placed directly onto the substrate.

‘176, 8:34-39 cited by Pet. Rep. at 6.

1. An isolated cell prepared by a process comprising:
placing a subepithelial layer of a mammalian umbilical cord tissue in direct contact with a growth substrate; and
culturing the subepithelial layer such that the isolated cell from the subepithelial layer is capable of self-renewal and culture expansion,
wherein the isolated cell expresses at least three cell markers selected from the group consisting of CD29, CD73, CD90, CD166, SSEA4, CD9, CD44, CD146, or CD105, and
wherein the isolated cell does not express NANOG and at least five cell markers selected from the group consisting of CD45, CD34, CD14, CD79, CD106, CD86, CD80, CD19, CD117, Stro-1, or HLA-DR.

‘176 Pat., claim 1.

"Culturing the Subepithelial Layer" Claim Construction

The specification is not limited to culturing "solely" the SL:

subepithelial layer on the substrate. The method can additionally include removing explants for primary cell expansion. In one aspect, dissecting the subepithelial layer further includes removing Wharton's Jelly from the umbilical cord.

'176 Pat., 2:19-20 cited in Pet. Reply at 6.

***Bell Atl. Network Servs., Inc. v. Covad Commc'ns Grp., Inc.*, 262 F.3d 1258, 1268 (Fed. Cir. 2001 ("In other words, the specification may define claim terms by implication such that the meaning may be found in or ascertained by a reading of the patent documents.")**

"Culturing the Subepithelial Layer" Claim Construction

The specification is not limited to culturing "solely" the SL:

Example 2

Culturing Cells or Stem Cell from Umbilical Cord for Clinical Use

Umbilical cord tissue is obtained and maternal blood is tested for infectious disease prior to derivation of cell and stem cell populations. A 1 cm piece of cord is washed 10 times in a solution of DPBS containing 10% PRP-Lysate or platelet lysate. The umbilical cord is then opened longitudinally to expose the interior of the umbilical cord. All tissue is removed that can give rise to endothelial cells. The umbilical cord is then place directly into a cell culture dish containing Media Composition-1 with the interior of the umbilical cord in contact with the plastic and cultured in either normoxic or hypoxic culture environments.

'176 Pat., 13:50-65 cited in Pet. Reply at 7.

"Culturing the Subepithelial Layer" Claim Construction

Dr. Burger's construction does not require culturing "solely" the SL:

Claim Term	Patent Owner's Proposed Construction	Petitioner's Proposed Construction
"culturing the subepithelial layer" (claim 1)	Growing cells in and from the subepithelial layer adherent to the growth substrate in tissue culture medium capable of growing the cells	Culturing the subepithelial layer in any tissue culture medium capable of being used to obtain explants.

Burger Dec., ¶¶96-98 cited in Pet. Reply at 6 and POR at 14.

"Culturing the Subepithelial Layer" Claim Construction

PO's construction is inconsistent:

same as the tissue culture yielding the claimed cells. Phan cultured tissues from both the epithelium and subepithelium, not solely from the subepithelial layer. Burger Supp. ¶¶33. The different culture input necessarily yields cells with a gene marker profile different from those cultured solely from the UC subepithelial layer.

POR at 53.

The epithelial cells are in a
position to -- if epithelial cells are
going to divide, they divide from the base
membrane up, that's how they divide in our
skin. So if the basement membrane and
epithelial cells are facing up in the
culture, they are not in a position to get
into this game. The direction they
proliferate in is opposite to the culture
surface.

Q. Okay. So their mere presence in
the culture dish with the subepithelial
layer doesn't affect anything?

A. I don't know for certain. I
don't know for certain.

Burger-Dep. 218:23-221:12 cite in Pet. Reply at 6.

“expresses”/“does not express”/“positive for…”” Claim Construction

Petitioner’s construction:

Claim Term	Petition’s Proposed Construction
“expresses” (all claims)	As it pertains to biological markers means that the marker is detected above the level of a negative control.
“does not express”	As it pertain to biological markers means that the marker is not detected or is detected at the same level as a negative control.

Pet at 17-18.

markers. Thus, the only way to know if a marker is expressed is in comparison to a negative control, as described in Petitioner’s proposed definition. Put succinctly, if the observed marker expression of a cell overlaps with a negative control, there are at least some cells in the population that do not express the marker. If the observed marker does not overlap with a negative control, there are at least some cells in the population that express the marker. This simple criteria is the only way to make sense of the claims. Thus, the Board should adopt the Petitioner’s proposed definition.

Olson Rep. Dec. at ¶23 cited by Pet Reply at 7-8.

"expresses"/"does not express"/"positive for…"" Claim Construction

PO's construction is ambiguous: *Pet Reply at 7-8.*

Claim Term	Patent Owner's Construction
"expresses"	the marker is detected above the level of a negative control in a significantly high percentage of the isolated cells tested.
"does not express"	the marker is not detected or is detected at the same level as a negative control in a significantly high percentage of the isolated cells tested.

POR at 12 .

Q. What fraction of cells need to express a marker to be considered positive?
A. Unfortunately, the answer is it depends. It depends on what the marker is, what its function is, what type of cells they are. There isn't -- this is why when we go to FDA to file INDs or BLAs, we are expected to come up with the -- with our specifications. There isn't a simple direct answer to that. It varies depending on the cells.

Burger-Dep. 250:10-20.

percentage they called positive. However, the standard, the accepted definition -- and these two figures are actually very good illustrations -- the standard accepted definition for -- is a level of expression that is significantly higher than the negative control and what significantly means varies.

Burger-Dep. 252:10-19.

Q. Okay. So the same question with negative. So what percentage of cells does the '176 patent define what percentage of cells have to not express a marker to be deemed negative for that marker? The same answer? We can do word searches if you would like.
A. No. I don't think it does define that. I don't think -- to my knowledge, that's not in the patent.

Burger-Dep. 253:10-19.

As for what percentage of the population has to be positive in order to call it positive, a lot of that is going to depend on, as I said, the type of marker, the type of cells, and also the degree of separation you have from the negative control. This is why when we are bringing

Burger-Dep. 252:20-253:9.

So what does that mean? What is "significantly high"?
A. Unfortunately, the answer here is it depends. This definition is very much what we were just talking about. The

Burger-Dep. 255:6-257:10.

“<u>Free of Animal Components</u>” Claim Construction

<u>Central Disputes</u>:

(1) Does claim 9 require culture media that is “free of human serum”? *POR at 14*

<u>NO</u>

(2) Does claim 9 require media that is free of “non-human animal components”? *Pet. at 19; Pet. Reply at 8-9;*

<u>YES</u>

"Free of Animal Components" Claim Construction

Specification distinguishes "animal" and "human" components:

include a platelet lysate. In another aspect, the culture media can include human or animal platelet lysate. In yet another aspect, the culture media can be derived from human-free and animal-free ingredients.

'176 Pat. 2:25-28 cited in Pet. 19; Pet. Reply at 8-9.

cultured in a suitable medium. In some aspects it is preferable to utilized culture media that is free of animal and human components or contaminants. As one example, FIG.

'176 Pat. 9:5-7 cited in Pet. 19; Pet. Reply at 8-9.

PO's own expert agrees:

Q. Would you consider human PRP or human platelet lysate to be free of animal components?
A. Yes. They are human in origin.
Q. Okay. I guess a similar question, is human serum also free of animal components?
A. It is, but I think you might have meant to say human serum albumin, has.

Burger-Dep. 263:14-264:15 cited in Pet. Reply at 9.

Board Noted Topic of Exploration:

Do the methods disclosed by Majore, Phan and Kita produce the claimed cells? *Inst. at 21-22, 36, 41.*

YES

Majore's method clearly produces the claimed cells *Pet. at 22-23, Pet. Reply at 9-10, 11-12.*

1. An isolated cell prepared by a process comprising:
placing a subepithelial layer of a mammalian umbilical cord tissue in direct contact with a growth substrate; and
culturing the subepithelial layer such that the isolated cell from the subepithelial layer is capable of self-renewal and culture expansion,

'176 Pat., claim 1.

exposed by the cut:


~1.7mm
~1.7mm
UA
UV
UV
WJ
SL

Olson Rep. Dec. at ¶32 cited in Pet. Reply at 11-12.

permission on 17th June, 2006. Blood from UC vessels was removed and the UC was placed in PBS (phosphate buffered saline) enriched with 5 g/l glucose (Sigma Aldrich), 50 µg/ml gentamicine (PAA Laboratories), 2.5 µg/ml amphotericin B (Sigma Aldrich), 100 U/ml penicillin and 100 µg/ml streptomycin (PAA Laboratories). At the laboratory UC was cut into approx. 10 cm large segments which further were minced in ca. 0.5 cm^3 large pieces and placed in 175-cm^2 tissue culture flasks (Sarstedt). Then these pieces were incubated in αMEM (Invitrogen) enriched with 15% of allologous human serum (provided by the Division of Transfusion Medicine, Medical University Hannover, Germany) and 50 µg/ml gentamicine at 37°C in a humidified atmosphere with 5% CO_2. The medium change was carried out every second day. A beginning outgrowth of an adherent cell layer from single tissue pieces was observed after approx. 10 days. After 2 weeks, the tissue pieces were removed and the adherent cells were harvested by accutase (PAA Laboratories) treatment according to the manufacturer's protocol. The cell suspension was centri-

Majore, pg. 18, right col., second para., cited in Pet. at 22-23.

Board Noted Topic of Exploration:

Majore's method clearly produces the claimed cells *Pet. at 22-23, Pet. Reply at 9-10, 11-12.*

1. An isolated cell prepared by a process comprising:
placing a subepithelial layer of a mammalian umbilical cord tissue in direct contact with a growth substrate; and
culturing the subepithelial layer such that the isolated cell from the subepithelial layer is capable of self-renewal and culture expansion,

'176 Pat., claim 1.

stance. Isolated cells are highly proliferative, tolerate cryopreservation with an average survival rate of about 75% and after thawing can be propagated further, at least over 20 population doublings before their proliferative activity begins to decline. More importantly, they synthesize

Majore, Abstract, cited in Pet. at 22-23.

HLA-I expression [49]. We are the first, who generally avoided the use of any xenogenic media supplements during UC cell isolation, expansion and differentiation.

Majore, pg. 28, cited in Pet. at 23.

permission on 17th June, 2006. Blood from UC vessels was removed and the UC was placed in PBS (phosphate buffered saline) enriched with 5 g/l glucose (Sigma Aldrich), 50 μg/ml gentamicine (PAA Laboratories), 2.5 μg/ml amphotericin B (Sigma Aldrich), 100 U/ml penicillin and 100 μg/ml streptomycin (PAA Laboratories). At the laboratory UC was cut into approx. 10 cm large segments which further were minced in ca. 0.5 cm^3 large pieces and placed in 175-cm^2 tissue culture flasks (Sarstedt). Then these pieces were incubated in αMEM (Invitrogen) enriched with 15% of allologous human serum (provided by the Division of Transfusion Medicine, Medical University Hannover, Germany) and 50 μg/ml gentamicine at 37°C in a humidified atmosphere with 5% CO_2. The medium change was carried out every second day. A beginning outgrowth of an adherent cell layer from single tissue pieces was observed after approx. 10 days. After 2 weeks, the tissue pieces were removed and the adherent cells were harvested by accutase (PAA Laboratories) treatment according to the manufacturer's protocol. The cell suspension was centri-

Majore, pg. 18, right col., second para., cited in Pet. at 22-23.

Board Noted Topic of Exploration:

Phan's method clearly produces the claimed cells *Pet. at 43-45, Pet. Reply at 9-10, 19-20.*

1. An isolated cell prepared by a process comprising:
placing a subepithelial layer of a mammalian umbilical cord tissue in direct contact with a growth substrate; and
culturing the subepithelial layer such that the isolated cell from the subepithelial layer is capable of self-renewal and culture expansion,

'176 Pat., claim 1.

Example 2: Cell separation/cultivation

[0071] Dissection of umbilical cord tissue is first performed to separate the umbilical cord amniotic membrane from Wharton's jelly (i.e. the matrix of umbilical cord) and other internal components. The isolated amniotic membrane is then cut into small pieces (0.5 cm x 0.5 cm) for cell isolation. Explant is performed by placing the pieces of umbilical cord amniotic membrane on tissue culture dishes at different cell culture conditions for isolation of either epithelial or mesenchymal stem cells.

[0072] For mesenchymal cell separation/cultivation, the explants were submerged in 5 ml DMEM (Invitrogen) supplemented with 10% fetal bovine serum (Hyclone) (DMEM/10% FBS) and maintained in a CO_2 cell culture incubator at 37°C. The medium was changed every 2 or 3 days. Cell outgrowth was monitored under light microscopy. Outgrowing cells were harvested by trypsinization (0.125% trypsin/0.05% EDTA) for further expansion and cryo-preservation using DMEM/10% FBS.

Phan at 20, cited in Pet 43-45.


Most of the cord consists of a loose mesenchyme with intercellular ground substance (Wharton's jelly).
Two arteries
One vein
Amniotic membrane

Phan Fig. 16, cited in Pet 43-45.

Board Noted Topic of Exploration:

Phan's method clearly produces the claimed cells *Pet. at 43-45, Pet. Reply at 9-10, 19-20.*

1. An isolated cell prepared by a process comprising:
placing a subepithelial layer of a mammalian umbilical cord tissue in direct contact with a growth substrate; and
culturing the subepithelial layer such that the isolated cell from the subepithelial layer is capable of self-renewal and culture expansion,

'176 Pat., claim 1.

[0034] The invention is based on the surprising finding that the amniotic membrane of umbilical cord represents a source, from which stem/progenitor cells such as mesenchymal and epithelial stem/progenitor cells can be successfully isolated and expanded under *in vitro* conditions. Even more

Phan at 9, cited in Pet 43-45.

Phan's method clearly produces the claimed cells

Pet. at 43-45, Pet. Reply at 9-10, 19-20.


Most of the cord consists of a loose mesenchyme with intercellular ground substance (Wharton's jelly).
Two arteries
One vein
Amniotic membrane

Phan Fig. 16, cited in Pet 43-45.

Board Noted Topic of Exploration:

Phan's method clearly produces the claimed cells *Pet. at 43-45, Pet. Reply at 9-10, 19-20.*



Umbilical artery
Allantoic duct
Amniotic epithelium
Umbilical artery
Umbilical vein
Wharton's jelly

Phan Fig. 15, cited in Pet 43-45.

Board Noted Topic of Exploration:

Kita's method clearly produces the claimed cells *Pet.55-57.*

1. An isolated cell prepared by a process comprising:
placing a subepithelial layer of a mammalian umbilical cord tissue in direct contact with a growth substrate; and
culturing the subepithelial layer such that the isolated cell from the subepithelial layer is capable of self-renewal and culture expansion,

'176 Pat., claim 1.



Amniotic Membrane
Subamnion [this study]
Wharton's Jelly
Perivascular Cells
Cord Vessel

Kita Fig. 1C, cited in Pet.55-57.

Isolation of MSCs from subamnion of human umbilical cord membrane

Human umbilical cord samples were obtained from healthy donors at the University of Texas Medical Branch hospital (Galveston, Texas) through the Tissue Bank of Shriners Hospitals for Children following approval of the institutional review board (IRB approval number #99-209, 03-247, 05-040). All tissues were tested for HIV, hepatitis, and mycoplasma. Briefly (See also Supplementary Fig. 1), (Supplementary materials are available online at http://www.liebertpub.com/) umbilical cord was washed well (3 times) with serum-free cold DMEM high-glucose medium containing 2× antimycotic (Invitrogen, Carlsbad, CA). Then the tissue was cut in pieces (~1 inch long) and dissected to open the cord vessel. The pieces were put in 250-mm plastic petri dishes with medium for about 1 day in 5% CO2 incubator at 37°C. Wharton's jelly absorbed DMEM (containing phenol red), therefore, it can be distinguished from the enveloping membrane of umbilical cord. The Wharton's jelly was dissected using razor blades and pieces of outer envelope membranes were cultured after rinsing (Supplementary Fig. 1). CMRL1660 medium (Invitrogen) containing L-glutamine and 10% fetal bovine serum (FBS; Invitrogen) was used for the culture of cells unless specified. In all experiments, FBS was heat-inactivated at 56°C for 30 min prior to preparing the media.

'Kita at 492, left col, cited in Pet.55-57.

Board Noted Topic of Exploration:

Kita's method clearly produces the claimed cells *Pet.55-57.*

1. An isolated cell prepared by a process comprising:
placing a subepithelial layer of a mammalian umbilical cord tissue in direct contact with a growth substrate; and
culturing the subepithelial layer such that the isolated cell from the subepithelial layer is capable of self-renewal and culture expansion,

'176 Pat., claim 1.

CL-MSCs raised from a frozen stock grew well and formed numerous numbers of colonies (~30 colonies), and diameter was clearly larger than 2 mm (Fig. 3C). This result indicates that isolated CL-MSCs retain the capacity to propagate.

Kita pg. 496, cited in Pet.56-57.

rather than the loss of proliferative activity. CFU-F assay indicated that CL-MSCs possess great capacity to expand.

Kita at 499, cited in Pet.56-57.

Board Noted Topic of Exploration:

Phan's Disclosure of Nanog is Explained by Pierantozzi

Example 5: Characterization of the gene expression profile of umbilical cord epithelial and mesenchymal stem cells

[0087] The gene expression profile of umbilical cord epithelial and mesenchymal stem cells was analyzed using a DNA microarray. For this purpose, UCMC and UCEC were cultured in growth media at 37°C, 5% CO_2 until 100% confluence. Cells were synchronized in basal media for 48 hours then replaced with fresh basal media for another 48 hours. Total RNA was harvested and sent to Silicon Genetics Microarray Service. Data analysis was performed using GeneSpring 7.2). **Fig. 14** summarizes the global gene

Phan at 24-25, cited in Pet.47.

Notably, we found that freshly isolated MSCs do not express NANOG, whereas a variable fraction of NANOG-positive cells is present from p1 in cultured cells. Evidence of NANOG expression in freshly isolated MSCs, but only after in vitro expansion, is suggestive that NANOG expression in cultured MSCs may reflect changes associated with reprogramming mesenchymal cells to adapt to in vitro culture conditions.

Pierantozzi at 921, cited in Pet.47-48.

Phan's Disclosure of Nanog is Explained by Pierantozzi


A
p 0
p 1
p 2
p 3
NANOG
dapi
merge
BM
AT
B
p 9
p 22
p 9
p 10
p 8
p 10
NANOG
dapi
merge
BM
AT
H

C

	Early passages (p1-p9)			Late passages (p10-p22)		
	Mean%	Dev Std	(Range)	Mean%	Dev Std	(Range)
BM	53	±18	(18-79)	44	±25	(28-65)
AT	36	±16	(15-78)	3	± 3	(1-5)
H	70	±19	(50-80)	2	± 1	(1-3)


D
Early passages
Late passages
% NANOG+ cells
0
10
20
30
40
50
60
70
80
90
*
**
BM
AT
H


E
Ad
Od
Od
NANOG
dapi
merge
BM
AT
H

Pierantozzi Fig. 3, cited in Pet. Reply at 20-21; OlsonRep.¶63; Burger-Dep. 132:5-152:17; Pet., 46-48.

Board Noted Topic of Exploration:

Kita's Disclosure of Nanog is Explained by Pierantozzi


% Positive Cells
120
100
80
60
40
20
0
SSEA-1
SSEA-4
TRA 1-60
TRA 1-81
TRA 2-54
c-Kit
Oct-3/4
Nanog

Kita Fig 2B.


Nanog (205 bp)
300
200

Kita Fig 2D.

(Molecular Devices, Downingtown, PA). To quantitatively analyze the results of immunofluorescent staining, we set a threshold for each image based on a negative control to create binary images, which were then overlaid with the corresponding phase contrast images to identify the position of cells in the field. Cells with binary signal "1" were counted as positive (Supplementary Fig. 2).

Kita pg. 494, cited in Pet. Reply at 23-24; OlsonRep.¶¶79-80.


A
p 0
p 1
p 2
p 3
NANOG
dapi
merge
BM
AT
B
p 9
p 22
p 9
p 10
p 8
p 10
NANOG
dapi
merge
BM
AT
H

Pierantozzi Fig. 3, cited in Pet. Reply at 23-24; OlsonRep.¶63; Burger-Dep. 132:5-152:17; Pet., 59-61.

Negative claim limitations:

Olson Dec. ¶¶ 209 .

- **Petitioner's arguments do not rely on the absence of disclosure in the prior art to satisfy the "non-expressed" markers;**
  - **All claimed markers are necessarily produced by prior art methods;**
  - **All claimed marker expression/non-expression was known;**

Olson Dec. ¶138 (cited in Pet. 33-35); ¶209 cited in Pet. 58-59 .

Marker	'176 patent	Kita	Pierantozzi	Rowjewski	Merion
CD29	+	+ (pg. 495)	+ (pg. 918)	+ (Table 1)	+ (pg. 7, 20)
CD73	+	+ (pg. 495)	silent	+ (Table 1)	+ (pg. 7, 20)
CD90	+	+ (pg. 495)	+ (pg. 918)	+ (Table 1)	+ (pg. 7, 20)
CD166	+	silent	silent	+ (Table 1)	silent
SSEA4	+	+ (pg. 495)	silent	+ (Table 1)	silent
CD9	+	silent	silent	+ (Table 1)	silent
CD44	+	+ (pg. 495)	+ (pg. 918)	+ (Table 1)	+ (pg. 20)
CD146	+	+ (pg. 497)	+ (Fig. 4B)	+ (Table 1)	silent
CD105	+	+ (pg. 495)	+ (pg. 918)	+ (Table 1)	+ (pg. 20)
NANOG	-	+ (pg. 495)	- in freshly isolated cells (Fig. 3)	+ in 1st trimester fetal tissue - in adult BM (pg. 175)	silent
CD45	-	- (pg. 495)	- (pg. 918)	- (Table 1)	- (pg. 20)
CD34	-	- (pg. 495)	- (pg. 918)	- (Table 1)	- (pg. 20)
CD14	-	+ (pg. 497)	silent	- (Table 1)	- (pg. 20)
CD79	-	silent	silent	- for CD79α (pg. 181)	- (pg. 20)

Marker	'176 patent	Kita	Pierantozzi	Rowjewski	Merion
CD106	-	silent	silent	Variable/weak (Table 1)[37]	silent
CD86	-	silent	silent	silent	- (pg. 68)
CD80	-	silent	silent	silent	- (pg. 20)
CD19	-	silent	silent	- (pg. 181)	- (pg. 7, 20)
CD117	-	silent	- (pg. 918)	- (Table 1)	silent
Stro-1	-	- (pg. 497)	silent	Varies - in MSCs from adipose tissue (pg. 179, 181, Table 1)	silent
HLA-DR	-	silent	- (pg. 918)	- (Table 1)	- (pg. 20)

Olson Dec. ¶209 cited in Pet. 58-59 .

Dr. Patel's Testimony Should Be Given No Weight

Dr. Patel provided no actual evidence of commercial success:

Dr. Patel admitted he did not provide any license agreement linking the claimed cells to license *Patel-Dep. 79:15-80:3; 81:23-86:4; 111:7-20 cited in Pet. Reply at 26.*

Q. Now, you did not provide a copy of the license agreement with your declaration; is that right?
A. Yes.

Patel-Dep. 79:15-80:3

Dr. Patel admitted some agreement included "proprietary" know-how not covered by the '176 patent; *Patel-Dep. 104:20-111:4 cited in Pet. Reply at 26.*

Q. So my question is about this proprietary know-how in connection with the enhancements of its autologous cells.
Are the autologous cells the claimed cells in the '176 Patent?
A. No.

Patel-Dep. 106:5-10

Dr. Patel admitted cited companies were ones where Patel was founder and/or sat on the Board; *Patel-Dep. 99:13-104:19 cited in Pet. Reply at 26.*

Q. Okay. And according to Exhibit 2016 you are a director of ImmCelz, correct?
A. I was.
Q. And did you start the ImmCelz company?
A. I started that program, yes.

Patel-Dep. 99:13-19

So at the time that ImmCelz contacted you to start discussion about the license, were you a board member at that time?
A. I was a board member and I was not involved in the decision or the vote. I was excluded from that.
Q. But you were a board member at the time?
A. At the time I was.
Q. Okay. And the other board members knew that you were a board member and you were a founder of ImmCelz, correct?
A. Correct.

Patel-Dep. 102:4-18

Dr. Ricordi's Testimony Should Be Given No Weight

Dr. Ricordi provided no actual evidence of secondary consideration:

Dr. Ricordi admitted he was not even familiar with the '176 patent

So are you familiar with the Patent No. 9,803,176?

A. No, I'm not. I never read the patent. But I was just asked to acknowledge that -- the cells we received them from Jadi Cell, they're ~~not~~ covered from that patent.

Ricordi-Dep.18:11-21:5

Q. Okay. So, in your understanding of the, quote, unquote, "Claimed Cells" from Paragraph 18 of your declaration, does that term encompass isolated umbilical cells as described in the '176 Patent?

A. Yeah, I don't -- I don't know the patent. So I said the "Claimed Cells" refer to the cells that we received that I was told that are covered by the patent. But I don't know

Ricordi-Dep. 22:10-25

Dr. Ricordi admitted he provided no evidence that the cells he used were the claimed cells

Ricordi-Dep. 38:19-41:5; 48:8-49:12

Q. Okay. And so it's correct to say that this exhibit -- your publication, this Exhibit 2004, that does not describe the presence or absence of any other cell surface markers other than those four, correct?

A. Correct.

Q. Okay. And it's also correct to say that your declaration doesn't describe the presence or absence of any other cell markers other than those four?

A. Yes.

Ricordi-Dep. 38:19-41:5 cited in Pet. Reply at 26.

Dr. Patel admitted he provided no evidence that the cells he provided to Dr. Ricordi were the claimed cells

Q. I see that. But what I'm saying is the data of those markers, that was not attached to your declaration, correct?

A. No.

Patel-Dep. 70:17-21

Conclusion

The methods of Majore, Phan, and Kita are the same as recited in the '176 patent claims

- this is apparent when the process steps of '176 patent claim 1 are properly construed;
Pet. at 16-19; Pet. Reply at 1-8 .

- because the methods are the same, the cells produced must be the same;
Pet. at 22-23, Pet. Reply at 9-10, 11-12. Pet. at 43-45, Pet. Reply at 9-10, 19-20. Pet.55-57.

The Nanog expression disclosed in Phan and Kita is a result of when/how measurement was performed

-this is apparent in view of Pierantozzi, which showed variable Nanog expression as cells adapt to tissue culture;
Pet., 46-48; Pet., 59-61; Pet. Reply at 21; Pet. Reply at 23-24.

CERTIFICATE OF SERVICE

The undersigned hereby certifies that Petitioner's Demonstrative Exhibit was served electronically via e-mail on February 6, 2023, in its entirety on the following:

Jed Hansen
THORPE NORTH WESTERN LLP
hansen@tnw.com
Steven Gray
THORPE NORTH WESTERN LLP
steven.gray@tnw.com
Kaelynn Moultrie
THORPE NORTH WESTERN LLP
kaelynn.moultrie@tnw.com

Date: February 6, 2023

By: /Teresa C. Rodriguez/
Teresa C. Rodriguez
Paralegal
BRYAN CAVE LEIGHTON
PAISNER LLP
1290 Avenue of the Americas
New York, NY 10104
Tel: (212) 541-2000
Email: tcrodriguez@bclplaw.com